UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    August 30, 2005

                              GREEN MT. LABS., INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                    000-50542               82-0497807
----------------------------     ---------------         -------------------
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)           File Number)           Identification No.)

                    602 East Fair Street, Algona, Iowa 50511
                    ----------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (515) 295-3178

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

*Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

Exhibit No.  Description of Exhibit

99.1 Press Release issued by Green Mt. Labs, Inc., dated August 30, 2005.


   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MT. LABS, INC.
-----------------------------------
         (Registrant)


   By: /s/ Theodore G. Hollinger
   --------------------------------
   Name:  Theodore G. Hollinger
   Title: President

Date: August 30, 2005

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  EXHIBIT INDEX


Exhibit No. Description of Exhibit

99.1    Press Release issued by Green Mt. Labs, Inc., dated August 30, 2005.







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